SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________

                                   FORM 8-K
                             _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 33-14987-A



                       Date of Report: February 28, 2006



                              CRSI GROUP, INC.
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           (Exact name of registrant as specified in its charter)


             Florida                                 65-0023471
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   (State of other jurisdiction of                   (IRS Employer
    incorporation or organization                  Identification No.)


     826 Broadway, 9th Floor, New York, NY               10003
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   (Address of principal executive offices)            (Zip Code)


                               (212) 505-0282
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             (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

     On February 28, 2006 CRSI Group entered into a Share Exchange
Agreement with the equity-holders in three limited liability companies organized in the Republic of Kazakhstan: Scientific Industrial Firm Dank, LLC, Central Geophysical Expedition LLC, and A-Fidan, LLC. (the "Caspian Companies"). The Caspian Companies are engaged in oil production and in certain aspects of the oil services industry. The Share Exchange Agreement contemplates that CRSI Group will acquire 95% of the equity in the Caspian Companies in exchange for 56,000,000 shares of common stock issued by CRSI Group. The closing of the acquisition will occur after conditions specified in the Share Exchange Agreement have been satisfied, primarily completion of satisfactory due diligence investigations by both parties and the completion of the audits of the financial statements of the Caspian Companies.

     In a separate agreement, fourteen shareholders of CRSI Group have agreed that upon the closing of the acquisition of the Caspian Companies, they will surrender a sufficient number of CRSI Group shares to reduce the number outstanding prior to the share exchange to 6,000,000. Accordingly, the 56,000,000 shares to be issued to the equity-holders in the Caspian Companies will represent 90.3% of the outstanding shares of CRSI Group.

     On February 28, 2006 CRSI Group issued a press release concerning the execution of the Share Exchange Agreement. A copy of the press release is being filed as an exhibit to this Report.

Item 9.01  Financial Statements and Exhibits

Exhibits

10-a Share Exchange Agreement dated February 23, 2006 among CRSI Group, Inc.
     and the shareholders of Scientific Industrial Firm Dank, LLC, Central Geophysical Expedition LLC, and A-Fidan, LLC.

99   Press Release dated February 28, 2006.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 28, 2006                      CRSI GROUP, INC.

                                       By: /s/ Jeremy P. Feakins
                                       -----------------------------
                                       Jeremy P. Feakins, President